UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 30, 2003

                                 SONIC SOLUTIONS
             (Exact name of registrant as specified in its charter)

         California                      72870                 93-0925818
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
        organization)                                      Identification No.)


           101 Rowland Way, Suite 110 Novato, CA                94945
         (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:         (415) 893-8000

Regulation FD Disclosure

ITEM 9. REGULATION FD DISCLOSURE (the following discussion is furnished under "Item 12. Results of Operations and Financial Condition").

     In accordance with the Securities and Exchange Commission Release No. 33-8216, the following information, required to be furnished under "Item 12. Results of Operations and Financial Conditions," is furnished under "Item 9. Regulation FD Disclosure."

     On October 30, 2003, Sonic Solutions issued a press release announcing the results of its second fiscal quarter ended September 30, 2003. The press release is attached hereto as Exhibit 99.1. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

     EXHIBIT: The following document is filed as an exhibit to this report:

    Exhibit      Description
    -------      -----------

     99.1        Press Release of Sonic Solutions dated October 30, 2003